LIFETIME ACHIEVEMENT FUND, INC.

Supplement to Prospectus Dated April 30, 2006

Effective December 11, 2006, the following bullet point is added after the third bullet point in the third full paragraph under the heading “INVESTING IN THE FUND−Front-End Sales Load” of the Prospectus of Lifetime Achievement Fund, Inc. (the “Fund”) in order to designate an additional category of investors who may purchase Fund shares without any front-end sales load:

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omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.

The date of this Supplement is December 6, 2006.

Please keep this Supplement with your records.

LIFETIME ACHIEVEMENT FUND, INC.

Supplement to Statement of Additional Information dated April 30, 2006

Effective December 11, 2006, the following sentence replaces and supercedes the third sentence of the first paragraph under the heading “PURCHASE OF FUND SHARES−Sales of Shares Without a Sales Charge at NAV” of the Statement of Additional Information of Lifetime Achievement Fund, Inc.:

In addition, shares may be sold without a sales load at NAV to certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor and to omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.

The date of this Supplement is December 6, 2006.

Please keep this Supplement with your records.